                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                               September 25, 1998
         --------------------------------------------------------------
                        (Date of earliest event reported)


                        Enterprise Federal Bancorp, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Ohio                              0-24694                       31-1396726
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
(State or other jurisdiction         (Commission File Number)             (IRS Employer
of incorporation)                                                       Identification No.)



7810 Tylersville Square Drive, West Chester, Ohio                   45069
-----------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


                                 (513) 755-4600
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          ------------------------------------------------------------
 (Former name, former address and former fiscal year, if changed since last report)




                        Exhibit Index appears on page 3.



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ITEM 5.    OTHER EVENTS

       On September 25, 1998, Enterprise Federal Bancorp, Inc. ("Enterprise"), an Ohio corporation and a registered savings and loan holding company and Fifth Third Bancorp ("Fifth Third"), an Ohio corporation and registered bank holding company entered into an Affiliation Agreement ("Affiliation Agreement") which sets forth the terms and conditions under which Enterprise will merge with and into Fifth Third (the "Merger").

       The Affiliation Agreement provides that upon consummation of the Merger, and subject to certain further terms, conditions, limitations and procedures set forth in the Affiliation Agreement, each issued and outstanding share of common stock, par value $.01, of Enterprise ("Enterprise Common Stock") shall, by virtue of the Merger, be converted into and represent the right to receive
0.68516 shares of common stock, no par value, of Fifth Third. The Affiliation Agreement contains customary anti-dilution measures and provides for the merger of Enterprise's wholly-owned subsidiary, Enterprise Federal Savings Bank into The Fifth Third Bank, a wholly-owned subsidiary of Fifth Third.

       The Merger is intended to qualify as a reorganization within the meaning of Section 368 (a)(1)(A) and related provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Merger, which is expected to close in the first quarter of 1999, is expected to be treated as a tax free exchange to holders of Enterprise Common Stock. Consummation of the Merger is subject to the prior receipt of all necessary regulatory or governmental approvals and consents, and the necessary approval of shareholders of Enterprise.

       The Affiliation Agreement and the press release issued by Enterprise and Fifth Third on September 25, 1998 regarding the Merger are attached as exhibits to this report and are incorporated herein by reference. The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement.



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



ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       The following exhibit is filed with this report:


        Exhibit Number                           Description
        --------------                           -----------

       2                                 Affiliation agreement dated as of
                                         September 25, 1998 between
                                         Enterprise and Fifth Third.

       20                                Press Release issued on September
                                         25, 1998 with respect to the
                                         Merger.



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



                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ENTERPRISE FEDERAL BANCORP, INC.



Date: October 23, 1998            By:  /s/ Thomas J. Noe
                                     -----------------------------
                                     Thomas J. Noe
                                     Vice President and Chief Financial Officer

                                  EXHIBIT INDEX


       Exhibit Number                             Description
       --------------                             -----------

       2                                 Affiliation Agreement dated as of
                                         September 25, 1998 between
                                         Enterprise and Fifth Third.

       20                                Press Release issued on September
                                         25, 1998 with respect to the
                                         Merger.



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